CONSULTING AGREEMENT

                              --------------------

         THIS CONSULTING AGREEMENT ("AGREEMENT") is made and entered into as of October 1, 1999 between VentureTech, Inc. ["VentureTech'], an Idaho corporation with its principal offices located at 1055 West 14th Street, Suite #400, North Vancouver, BC, Canada V7P 3P2 and Art Rosenberg.[Consultant"], of 1305 Browns Mill Court, Herndon, Virginia 20170 acting individually.

                  The parties recite that:

                  (i) VentureTech is a high technology investment and finance company that licenses or otherwise acquires leading edge technologies for emerging or developing business opportunities.

                  (ii) VentureTech desires to secure the services of the Consultant and the Consultant desires to perform such services for VentureTech on the terms and conditions as hereinafter set forth.

                                    ARTICLE I

                             RETENTION AS CONSULTANT

                             -----------------------

         VentureTech hereby agrees to retain the Consultant for services with VentureTech, subject to the terms, conditions and provisions of this Agreement. The Consultant hereby accepts such offer and agrees to render such services as provided herein, all of which services shall be performed conscientiously and to the full extent of the Consultant's ability. The Consultant shall be deemed to be an independent contractor. The Consultant understands and agrees that as an independent contractor he does not have any authority to sign contracts, notes, obligations, to make any material purchases or to acquire or dispose of any property on behalf of VentureTech unless otherwise directed in writing by the President, Director or the Chief Financial Officer.

                                   ARTICLE II

                                 TERM PROVISIONS

                                 ---------------

         2.1 Term Period: The consulting term shall begin on October 1, 1999 and shall terminate on the date on which the first of the following events occur:

         (i)   The death or disability of the Consultant;

         (ii)  The  termination  of the  Consultant's  services,  as provided in
               Article VII of this agreement;

         (iii) The liquidation of VentureTech or other such action whereby VentureTech ceases to conduct business as an viable on-going concern or

         (iv) October 1, 2000
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         For the period  10/1/99  to  10/31/99,  the  Consultant  shall  provide sufficient hours [generally equivalent to the monthly hours provided during prior employment] to accommodate the various tasks and assignments reasonably assigned to Consultant. After 10/31/99, the Consultant shall provide such hours as required and as the parties deem mutually acceptable. There is no amount of hours guaranteed under this Agreement.

         The provisions of this Agreement shall remain in full force and effect during the term of this Agreement, except that the provisions of Article IV shall continue to be enforceable as specified therein after the termination of the Consultant's employment hereunder.

                                   ARTICLE III

                                SERVICES RENDERED

                                -----------------

         3.1 Services Rendered. VentureTech hereby agrees to retain the services of the Consultant, and the Consultant hereby agrees to accept such offer to use consulting services by VentureTech on the terms and conditions set forth herein.

         The Consultant shall serve as an advisor on all corporate matters related to the operation and financial stability of the company's businesses and any other duties reasonably assigned to Consultant from time to time by the Chief Financial Officer, President or Directors of VentureTech. A more definitive list of tasks assigned to Consultant shall include, but not be limited to those assignments listed in Attachment A.

                  Consultant shall provide its own work environment in which to perform these services. VentureTech shall provide certain computer-related equipment in support of Consultant's activities.

                                   ARTICLE IV

                             EXCLUSIVITY PROVISIONS

                             ----------------------

         4.1 Exclusivity. The Consultant hereby represents and warrants that the execution and performance of this Agreement will not result in, or constitute a default, breach, violation, or an event which, with notice or lapse of time or both, would be a default breach or violation of any standing agreement or commitment, written or oral, expressed or implied, to which the Consultant is a party or over which the Consultant is bound.

                                    ARTICLE V

                       COMPENSATION FOR SERVICES RENDERED

                       ----------------------------------

As full consideration for all services to be provided by the Consultant pursuant hereto, and for all rights herein granted by the Consultant to VentureTech, and provided that the Consultant has kept and performed all of his obligations hereunder, VentureTech shall provide the following compensation for the services hereunder:

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

         5.1 Compensation. For the period 10/1/99 through 10/31/99, the Consultant shall receive cash compensation of six thousand, seven hundred and seven dollars ($ 6,707.00 US), payable in two installments, which is equivalent to the monthly compensation and reimbursement made to Consultant during his prior employment with the company. After 10/31/99, the Consultant shall be paid fifty dollars ($50.00 US) per hour for all consulting work performed during the term of this Agreement. Such resulting amounts will be paid to the Consultant on a semi-monthly basis, but will be paid only upon submission of an invoice or other approved document. No other personal benefits, health or otherwise, shall be paid to Consultant in addition to the above compensation.

         5.2  axes.   The  Consultant  is  solely   responsible   for  all  tax
considerations arising out of the compensation paid under this Agreement.

                                   ARTICLE VI

                               OTHER REIMBURSEMENT

                               -------------------

6.1 Reimbursement of Other Expenses. VentureTech agrees to promptly reimburse or pay the Consultant or pay directly for the following types of expenses, to the extent reasonably incurred by the Consultant in performing services for VentureTech pursuant to the terms of this Agreement:

1.       Telephone   and   periodic   administrative   expenses   necessary   to
         Consultant's performance of this Agreement,

2. Actual expenses incurred in travel necessary to performance of this Agreement, including "out of the ordinary" automobile expenses in accordance with the IRS' current standard for automobile expense reimbursement;

3. Cost of supplies and materials required specifically for VentureTech's benefit, such as copies of related documents, media periodicals and miscellaneous office supplies necessary to Consultant's performance of this Agreement; and

4. Such other expenses as to which VentureTech may give its prior written consent. Before VentureTech is obligated to pay for such expenses, a receipt or other documentation that is acceptable to VentureTech's financial department must be presented along with an itemized expense listing.

                                   ARTICLE VII

                       TERMINATION OF CONSULTING SERVICES

                       ----------------------------------

         7.1 Termination of Services. The consulting contract may be terminated if the Consultant fails to diligently and faithfully perform the services enumerated in Article III of this agreement. The consulting contract may be terminated if VentureTech no longer has a requirement for consulting work of the type provided by the Consultant. The consulting contract may also be terminated if the Consultant fails to perform the services in a timely and expeditious manner, or if in VentureTech's determination, the quality of work or the results therefrom is not at an adequate level to warrant the continued of use of the Consultant's services. In the event of termination for cause, no prior notice is required. Notwithstanding the foregoing, either party may terminate this Agreement by giving seven (7) day's written notice to the other party.

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                                  ARTICLE VIII

                               REMEDIES FOR BREACH

                               -------------------

         8.1 Specific Performance/Remedy. The parties hereto agree that the services to be rendered by the Consultant pursuant to this Agreement, and the rights and privileges granted to VentureTech by the Consultant pursuant to this Agreement are of a special, unique, extraordinary and intellectual character, which gives them peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in any action at law, and that a breach by the Consultant of any of the terms of this Agreement will cause VentureTech grave and irreparable injury and damage. The Consultant hereby expressly agrees that VentureTech shall be entitled to the remedies of injunction, specific performance and other equitable relief to prevent a breach of this Agreement by the Consultant. This provision shall not, however, be construed as a waiver of any of the rights which VentureTech may have for damages, or otherwise.

         8.2 Waiver of Breach. The failure of either party to require the performance of any term or condition of the agreement, or the waiver by either party of any breach of the agreement shall not prevent a subsequent enforcement of any such term or of any other term nor be deemed to be a waiver of any subsequent breach.

         If VentureTech breaches any provision of this agreement, the Consultant shall not be deemed to waive any rights attributable to such a breach unless the Consultant executes a written waiver.

         If the Consultant breaches any provision of this agreement, VentureTech shall not be deemed to waive any of its rights attributable to such breach unless it executes a written waiver.

                                   ARTICLE IX

                                 CONFIDENTIALITY

                                 ---------------

         9.1 Confidential Information. The Consultant agrees that for and during the entire term of his engagement and for as long as such information remains confidential, proprietary or trade secret information, the Consultant will not at any time in any form or manner, directly or indirectly, divulge, disclose or communicate to any person, firm or corporation any confidential, proprietary or trade secret information. Furthermore, the Consultant agrees to take adequate precautions and to follow VentureTech policy in regard to protection of all trade secrets and proprietary information, including, but not limited to, proper secure storage of such information, and obtaining nondisclosure agreements or the equivalent before releasing or divulging such information.

         Confidential, proprietary or trade secret information shall include, but not be limited to, the following types of material information, both existing and contemplated, regarding VentureTech or any of its affiliates: the business plan, customer lists, contact lists, corporate information, including contractual licensing arrangements, plans, strategies, tactics, policies, resolutions, patents, trade mark and trade name applications, and any litigation or negotiations; marketing information, including sales or product plans, strategies, tactics, methods, customers, prospects, or market research data; financial information, including cost and performance data, debt arrangement, equity structure, investors, and holdings; operational and scientific information, including trade secrets; technical information, including technical drawings and designs; and personal information, including personnel or member lists, resumes, personal data, organizational structure and performance evaluations.

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

         The  Consultant  agrees that all files,  letters,  memoranda,  reports, records, data, sketches, drawings, program listings, or other written, photographic, or other tangible material containing proprietary information, whether created by the VentureTech is custody or possession, shall be and are the exclusive property of VentureTech to be used by the Consultant only in the performance of his duties for VentureTech.

         The Consultant agrees that his obligation not to disclose or use information, know-how and records of the types set forth in the paragraphs above, also extends to such types of information, know-how, records and tangible property of customers of VentureTech or suppliers to VentureTech or other third parties who may have disclosed or entrusted the same to VentureTech or to the Consultant in the course of VentureTech's business.

                                    ARTICLE X

                                 NON-COMPETITION

                                 ---------------

This clause shall not apply to this Agreement.

                                   ARTICLE XI

                                 PROPERTY RIGHTS

                                 ---------------

         11.1 Disclosure. The Consultant will make full and prompt disclosure to VentureTech of all methods, works of authorship, business plans, studies and reports, whether copyrightable or not, which are created, made, conceived or reduced to practice by the Consultant or under his direction or jointly with others while he is rendering consulting services to VentureTech, whether or not during normal working hours or on the premises of VentureTech (all of which are collectively referred to in this Agreement as developments.

         11.2 Intellectual Property. The Consultant agrees to assign and does hereby assign to VentureTech (or any person or entity designated by VentureTech) all his right, title and interest in and to all developments that are created individually or are of a collective nature using other employees or consultants, and are funded by VentureTech as part of the consulting services thereby rendered, and all related patents, copyrights and copyright applications.

         11.3 Cooperation. The Consultant agrees to cooperate fully with VentureTech, both during and after his rendering of consulting services to VentureTech, with respect to the procurement, maintenance and enforcement of copyrights and patents (both United States and foreign countries) relating to developments. The Consultant shall sign all papers, including, without limitation, patent and copyright applications, declarations, oaths, formal assignments, assignment of priority rights, and powers of attorney, which VentureTech may deem necessary or desirable in order to protect its rights and interests in any development.

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

         11.4 Return of Property. Upon termination of this agreement, regardless of how termination may be effected, the Consultant shall immediately turn over to VentureTech all of VentureTech's property, including all items used by Consultant in rendering services hereunder or otherwise, that may be in the Consultant's possession or under his control.

         11.5 Other Agreements. The Consultant hereby represents that he is not bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of his engagement with VentureTech or to refrain from competing directly, or indirectly, with the business of such previous employer or any other party. The Consultant further represents that his performance of all the terms of this agreement and as an Consultant of VentureTech does not, and will not, breach any agreement to keep in confidence proprietary information, knowledge or data acquired by him in confidence or in trust prior to his employment with VentureTech.

                               GENERAL PROVISIONS

                               ------------------

                                   ARTICLE XII

                                   -----------
                                  GOVERNING LAW

                                  -------------

         12.1 Domicile. This agreement is made and entered into in the province of British Columbia, and the laws of B.C., Canada shall govern its validity and interpretation and the performance by the parties hereto of their respective duties and obligations hereunder without regard to the principles of conflict of laws.

                                  ARTICLE XIII

                                   AMENDMENTS

                                   ----------

         13.1 Assignment. This Agreement may be assigned to a new entity at the sole discretion of VentureTech if such an entity agrees to assume all rights and obligations enumerated in this Agreement.

         13.2 Severability. In case any provision of this agreement shall be invalid, illegal or otherwise unenforceable, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired thereby.

         13.3 Successors and Assigns. This agreement shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any corporation with which, or into which, VentureTech may be merged or which may succeed to its assets or business, provided, however, that the obligations of the Consultant are personal and shall not be assigned by him.

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

         13.4 Notices. All notices required, or permitted, under this agreement shall be in writing and shall be deemed effective upon personal delivery or after 5 days upon deposit in the United States or Canadian Post Office, by registered or certified mail, postage prepaid, addressed to the other party at the address shown above, or at such other address or addresses as either party shall designate to the other in accordance with this section.

                                   ARTICLE XIV

                                ENTIRE AGREEMENT

                                ----------------

         14.1 Entire Agreement. This Agreement supersedes and nullifies all prior agreements between the parties concerning the subject matter hereof and this agreement constitutes the entire agreement between the parties with respect thereto. This Agreement may be modified only by written instrument, duly executed by each of the parties, or their respective agents. No person has any authority to make any representation or promise on behalf of any of the parties not set forth herein and this agreement has not been executed in reliance upon any representation or promise except those contained herein. No waiver by any party or any breach of this agreement shall be deemed to be a waiver of any preceding or succeeding breach.

                                   ARTICLE XV

                                   ARBITRATION

                                   -----------

         15.1 Arbitration. Any controversy or claim arising out of or relating to this agreement or breach thereof, shall be settled by arbitration in accordance with the voluntary labor arbitration rules of the American Arbitration Association and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. In reaching his or her decision, the arbitrator shall have no authority to change or modify any provision of this agreement. Any arbitration proceedings shall be conducted in Vancouver, B.C.

         IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year set forth above.

For: Consultant                             For: VentureTech, Inc.
/s/ Art Rosenberg                           /s/ William Baker
------------------------------              --------------------------------
    Art Rosenberg                               William Baker, CFO
    Date:                                       Date:

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